Exhibit 10.9(b)
EXECUTION VERSION
FOURTH AMENDMENT TO
INDEX BASED GAS SALE AND POWER PURCHASE AGREEMENT
     This FOURTH AMENDMENT TO INDEX BASED GAS SALE AND POWER PURCHASE AGREEMENT (the “Fourth Amendment”), effective as of May 1, 2005, is entered into by and among CALPINE ENERGY SERVICES, L.P., a Delaware limited partnership (“CES”), CALPINE GENERATING COMPANY, LLC, a Delaware limited liability company (“CGC”), and the indirect wholly-owned subsidiaries of CGC listed on the signature pages hereof (each a “Facility Owner” or the “Company”). Each of CES, CGC and the Facility Owners is referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
     A. The Parties have entered into that certain Index Based Gas Sale and Power Purchase Agreement dated as of March 23, 2004 (as amended, the “Original Agreement”) with respect to fourteen (14) natural gas-fired electric power generating facilities owned by the respective Facility Owners.
     B. On May 1, 2005, the Goldendale Energy Center Facility (the “Goldendale Facility”) secured gas transportation from the revised Gas Delivery Point, as defined in the amended Schedule 9 attached hereto, to the Goldendale Facility. On May 1, 2005, CES began delivering gas to the Goldendale Facility at such revised Gas Delivery Point.
     C. Each of CES, CGC and the other Parties desire to amend the Original Agreement as set forth below to, among other things, reflect the revised Gas Delivery Point for the Goldendale Facility, effective as of May 1, 2005.
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other valuable consideration, the parties hereto agree as follows:
     1. Amendments.
          (a) The Parties hereby amend the Original Agreement by deleting Schedule 9 thereto relating to the Goldendale Facility in its entirety and replacing it with Schedule 9 hereto.
          (b) The Parties agree that the terms and provisions of Schedule 9 hereto shall apply with respect to determining the Contract Price effective as of May 1, 2005.
     2. Governing Law. This Fourth Amendment shall be governed by the laws of the State of California.

     3. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Original Agreement.
     4. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each one of which may be considered an original, but all of which together shall constitute one and the same agreement.
     5. No Assumption. The execution of this Fourth Amendment shall not be deemed an assumption or a rejection of the Original Contract pursuant to Section 365 of the Bankruptcy Code. The Parties agree that the execution of this Fourth Amendment shall not impact a Party’s right or ability to seek assumption or rejection of the Original Agreement, and all Parties reserve all rights with respect to the assumption or rejection of the Original Agreement, including all amendments thereto.
     5. No Other Amendment. The Original Agreement is amended by this Fourth Amendment effective as of the date hereof. The Original Agreement, as amended hereby, shall remain in full force and effect, in accordance with its terms as amended hereby.
[The next page is the signature page.]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed to be effective as of the date first above written.

CALPINE ENERGY SERVICES, L.P.

By:	/s/ Thomas May

Name:
Title:

BAYTOWN ENERGY CENTER, L.P.

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

CHANNEL ENERGY CENTER, L.P.

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

CORPUS CHRISTI COGENERATION, L.P.

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

DELTA ENERGY CENTER, LLC

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

CALPINE GENERATING COMPANY, LLC

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

CARVILLE ENERGY, LLC

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

COLUMBIA ENERGY, LLC

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

DECATUR ENERGY CENTER, LLC

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

FREESTONE POWER GENERATION, L.P.

By:	/s/ Zamir Rauf

	Name:	Zamir Rauf
	Title:	Vice President

GOLDENDALE ENERGY CENTER, LLC

By:	/s/ Zamir Rauf

Name:
Title:

MORGAN ENERGY CENTER, LLC

By:	/s/ Zamir Rauf

Name:
Title:

PASTORIA ENERGY FACILITY L.L.C.

By:	/s/ Zamir Rauf

Name:
Title:

LOS MEDANOS ENERGY CENTER, LLC

By:	/s/ Zamir Rauf

Name:
Title:

CALPINE ONETA POWER, L.P.

By:	/s/ Zamir Rauf

Name:
Title:

ZION ENERGY, LLC

By:	/s/ Zamir Rauf

Name:
Title:

Schedule 9
Goldendale Energy Center Facility
600 Industrial Park Way
Goldendale, WA 98620
Location: Washington
NERC Region: WECC

Applicable Power Price:	The daily prices published by Dow Jones Telerate in the section “Workstation 3 Pages 38422” under the heading “Dow Jones Energy Service, Dow Jones Mid-C Electricity Price Index: [date] Firm: On Peak” for electricity delivered during the applicable day.

Fallback Power Reference Price:	The daily weighted average index for on-peak power in the 10X Day Ahead Power Price Report as published by Intercontinental Exchange on its official web site currently located at www.theice.com under the heading “Mid C.”

Applicable Fuel Price:	The daily price for applicable day published under the heading “Daily Price Survey ($/MMBtu): Midpoint: Canadian Gas: Northwest, Can. Bdr. (Sumas)” in Gas Daily.
Total Capacity: 228 MW
Applicable Heat Rate: 7.34 MMBtu/MWh
Variable O&M Amount:

Effective Date through December 2004:	$0.49
January 2005 through December 2005:	0.50
January 2006 through December 2006:	0.51
January 2007 through December 2007:	0.53
January 2008 through December 2008:	0.51
January 2009 through December 2009:	0.52
January 2010 through December 2010:	0.53
January 2011 through December 2011:	0.55
January 2012 through December 2012:	0.56
January 2013 through December 2013:	0.57
Planned Outage Months:
First Planned Outage Month: April
Second Planned Outage Month: N/A

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Planned Outage Percentage:
April: 29.40%

Gas Delivery Point:	The interconnection point between the Duke Energy Gas Transmission (Westcoast) and the Williams Northwest Pipelines at Huntingdon, British Columbia, Canada
Power Delivery Point: 230kV Harvalum Substation

Facility Transmission Charge Adjustment:	Transmission charges payable to Bonneville Power Administration or Klickitat Public Utility District between the Power Delivery Point and the mid-Columbia hub, including variable and fixed components
Fixed Price Power Contract (On Peak): N/A
Fixed Price Power Contracts (Off Peak): N/A
Host Agreement: N/A
Direct Power Purchase Agreements: N/A
Steam Sale Agreements: N/A
Special Provisions: N/A

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